RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2021
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The company’s related party transactions are recorded at the exchange amount. The company’s related party transactions are primarily with the partnership and Brookfield.
Energy Marketing Internalization
In the first quarter of 2021, the company and the partnership entered into an agreement to fully internalize all energy marketing capabilities in North America into the company. The agreement provides for the transfer for the partnership's Power Agency Agreements and related party power purchase agreements relating to certain power facilities in Maine and New Hampshire held by Great Lakes Holding America ("GLHA"), which are further described below. Certain third-party power purchase agreements were also transferred to the company as part of the Energy Marketing Internalization of the partnership’s North American energy marketing business.
The agreement became effective on April 1, 2021.
Power Agency Agreements
Certain subsidiaries of the company entered into Power Agency Agreements appointing the partnership as their exclusive agent in respect of the sale of electricity, including the procurement of transmission and other additional services. In addition, the partnership scheduled, dispatched and arranged for transmission of the power produced and the power supplied to third-parties in accordance with prudent industry practice. Pursuant to each Agreement, the partnership was entitled to be reimbursed for any third party costs incurred, and, in certain cases, received an additional fee for its services in connection with the sale of power and for providing the other services.
On closing of the Energy Marketing Internalization, all Power Agency Agreements were transferred by the partnership to the company.
Other Revenue Agreements
Pursuant to a 20-year power purchase agreement, the partnership purchased all energy from several power facilities in Maine and New Hampshire held by GLHA at $37 per MWh. The energy rates were subject to an annual adjustment equal to 20% of the increase in the CPI during the previous year.
Upon closing of the Energy Marketing Internalization, the power purchase agreement with GLHA was transferred to the company.
The following table reflects the related party agreements and transactions for the three and six months ended June 30 in the interim consolidated statements of income:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2021	2020	2021	2020
Revenues
Power purchase and revenue agreements	$35	$99	$108	$225
Direct operating costs
Energy purchases(1)	$(9)	$(2)	$(13)	$(5)
Energy marketing & other services	(5)	2	(6)	(4)
Insurance services(2)	—	(5)	—	(10)
	$(14)	$(5)	$(19)	$(19)
Interest expense
Borrowings	$(12)	$—	$(12)	$(1)
Management service costs	$(47)	$(36)	$(102)	$(65)
(1)Certain subsidiaries that the company controls, through a voting agreement, have entered into agreements to appoint the partnership as their agent in entering into certain derivative transactions with external counterparties to hedge against fluctuations in power purchase prices. For the three and six months ended June 30, 2021, the company recognized nil and $62 million gains, respectively (2020:nil) associated with agency arrangement which have been excluded from energy purchases.
(2)Insurance services are paid to a subsidiary of Brookfield Asset Management that brokers external insurance providers on behalf of our company. Beginning 2020, insurance services are paid for directly to external insurance providers. The fees paid to the subsidiary of Brookfield Asset Management for the three and six months ended June 30, 2020 were nil.